FORMCAP CORP.

50 West Liberty Street, Suite 880

Reno, NV 92657

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 31, 2011

To our Stockholders:

         A Special Meeting of Stockholders of  FORMCAP CORP.  a Nevada corporation (the “Company”) will be held at 900-850 West Hastings St, Vancouver, BC, Canada V6C 1E1 on August 31, 2011 at 10:00 a.m. (PST), for the following proposal:

     Resolved that the Company be authorized to conduct a 10 – 1 reverse split of all of the issued and outstanding common stock.  Any fractional share held as a result of the reverse split will be issued as one share.  A mandatory exchange is required.

    Only stockholders of record at the close of business on May 31, 2011 are entitled to notice of, and to vote at, the Special Meeting.

    Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the meeting, please vote and sign, date and return the enclosed proxy card to us promptly.  Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

    The person submitting a proxy may revoke at any time before the final vote at the Special Meeting by (a) executing and submitting a later-dated proxy card, (b) providing written notice of revocation to the Secretary of the Company, or (c) voting in person at the Special Meeting.

    All stockholders are extended a cordial invitation to attend the Special Meeting.

                                                                                By Order of the Board of Directors

Graham Douglas, Director and President

Vancouver, BC Canada

July 1, 2011

To assure that your shares of common stock will be voted at the meeting, please indicate your voting instructions by completing and signing the enclosed proxy card and returning it promptly in the enclosed addressed envelope. Your mailing of a proxy card will not affect your right to vote in person if you attend the meeting.

PROXY STATEMENT

FORMCAP CORP.

50 West Liberty Street, Suite 880

Reno, NV 92657

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 31, 2011

GENERAL INFORMATION

The proxy (the “proxy”) included on the enclosed proxy card (the “proxy card”) is solicited by and on behalf of the Board of Directors of FORMCAP CORP. (the “company,” “we”, “our”, and “us”) for use at the Company’s Special Meeting of Stockholders (the ‘Special Meeting”) at 900-850 West Hastings St, Vancouver, BC, Canada V6C 1E1 on August 31, 2011 at 10:00 a.m. (PST), and at any adjournment of the Special Meeting.  This proxy statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about August 10, 2011.

The proposal is to authorize the Company to conduct a 10 – 1 reverse split of all of the issued and outstanding common stock.  Any fractional share held as a result of the reverse split will be issued as one share.  A mandatory exchange is required.

As of the date of this Proxy Statement, the Board of Directors is not aware of any matter, other than as set forth above, that may be presented for action at the Special Meeting.  If other matters are properly presented, however, the persons named as proxies will vote in accordance with their judgement with respect to such matters.

Pursuant to rules promulgated by the Securities and Exchange Commission (the ‘SEC”), we have elected to provide access to our proxy materials, consisting of the Notice of Special Meeting, the Proxy Statement, the Proxy Card, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 , by sending you this full set of proxy materials.

Stockholders may vote (i) by completing and signing the enclosed Proxy Card and returning it promptly in the enclosed addressed envelope, or (ii) at the Special Meeting in person.  Proxies properly executed and delivered by stockholders (by mail as described above) and timely received by us will be voted at the Special Meeting in accordance with the instructions contained therein.  IF A STOCKHOLDER PROVIDES A PROXY

BUT GIVES NO INSTRUCTIONS,   SUCH STOCKHOLDER’S SHARES WILL BE VOTED FOR AS APPROVING THE 10 – 1 REVERSE STOCK SPLIT.

If any other matters are properly presented at the Special Meeting, the proxy holders will vote your Proxy in their discretion on such matters. You may revoke your Proxy at any time prior to the voting of the Proxy by (a) executing and submitting a later-dated proxy, (b) providing written notice of revocation to the Secretary of the Company, or (c) voting in person at the Special Meeting.

The cost of soliciting Proxies, including the cost of preparing, assembling and mailing the proxy material to our stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of Proxies by telephone or by personal calls or by other means. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company’s common shares held of record by such persons, and the Company will reimburse them for their related charges and expenses.

The Board of Directors has set May 31, 2011 as the Record Date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

As of the Record Date, there were 45,788,607 shares of the Company's Common Stock (the “Common Stock”), issued and outstanding. Each share of Common Stock is entitled to one vote on all issues requiring a stockholder vote at the Special Meeting.

The presence, in person or by Proxy, of a majority of the outstanding shares of Common Stock on the Record Date is necessary to constitute a quorum at the Special Meeting. Abstentions and “broker non-votes”, which are discussed more fully below, will be treated as shares present at the Special Meeting for purposes of determining a quorum.

Abstentions and broker non-votes will not be counted as votes cast.  Votes at the Special Meeting will be counted by an inspector of election, who will be appointed by the Board or the Chairperson of the Special Meeting.

If sufficient votes for approval of the matter to be considered at the Special Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Special Meeting in order to solicit additional votes.

We file annual, quarterly and current reports, proxy statements and other information in accordance with the Securities Exchange Act of 1934, as amended, with the SEC.  You may read and copy any reports, proxy statements or other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  In addition to these materials, we file electronically with the SEC are available at the SEC’s website at www.sec.gov.  The SEC’s website contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  Information about the operation of the SEC’s public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.

FORMCAP CORP.

PROXY

At a special meeting of a majority of the shareholders of the corporation, resolutions were duly adopted setting forth the following amendments of the Certificate of Incorporation, declaring said amendments and other corporate actions to be advisable.

Resolved that the Company be authorized to conduct a 10 – 1 reverse split of all of the issued and               outstanding common stock.  Any fractional share held as a result of the reverse split will be issued as one share.  A Mandatory exchange is required.

I ______________________ am the registered owner of __________________ shares in Formcap Corp., a Nevada Corporation.  I have read the above amendment that has been presented to me for my shareholder approval regarding the Corporate Action on Formcap Corp. and I:

                   Approve                                        Disapprove

Dated: _______________

Signature of Shareholder:  __________________________

Printed Name of Shareholder:  ____________________________

Please return proxy by  July 7, 2011 to:

Name:  Graham Douglas

Title:   President

Corporation:  Formcap Corp.

Address: c/o 900-850 West Hastings Street,  Vancouver, BC, V6C 1E1

FORMCAP CORP.

FORM 10-Q

 (Quarterly Report)

          Filed April 20, 2011 for the Period Ending 03/31/11

Address

50 WEST LIBERTY STREET

SUITE 880

RENO, NV 89501

Telephone

888-777-8777

CIK

0001102709

Symbol

FRMC

SIC Code

7372 – Prepackaged Software

Fiscal Year

12/31

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

(X) QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934 For the quarterly period ended March 31, 2011.

OR

( ) TRANSITION REPORT UNDER SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934 For the transition period from ________ to ________

Commission File Number : 0 - 28847

FORMCAP CORP.
(Formerly Gravitas International, Inc.)
( Exact name of registrant as specified in its charter )

Nevada 1006772219
------------------------------------------------ ------------------------------------------
( State or other jurisdiction of ( I.R.S. Empl. Ident. No. )
incorporation or organization )

50 West Liberty Street, Suite 880, Reno, NV 89501
------------------------------------------------------------------------------------------------------
( Address of principal executive offices ) ( Zip Code )

888-777-8777
------------------------------------------------------------------
( Issuer's telephone number )

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15 (d)
of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
YES ( ) NO ( X )

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T ( 232.405 of this chapter ) during the preceding 12 months (or for such shorter period that the registrant was required

to submit and post such files).     Yes  (    )    No  (    )

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer, or a small reporting company. See definitions of "large accelerated filer,” “accelerated filer,” and “small reporting company" in Rule 12B-2 of the Exchange Act. (Check one) :

Large accelerated filer ( ) Accelerated filer ( )

Non-accelerated filer ( ) Smaller reporting company ( X )

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ( ) Yes ( X ) No

     APPLICABLE ONLY TO CORPORATE ISSUERS

The number of shares outstanding the issuer’s common stock, $0.001 par value, was

45,788,607 as of April 20, 2011.

FORMCAP CORP.

FORM 10-Q

For the Quarter Ended March 31, 2011

TABLE OF CONTENTS

PART I

FINANCIAL INFORMATION

Pages

Item 1.

Financial Statements

6 - 17

Item 2.

Management's Discussion and Analysis of

Financial Condition  And Results of Operations

          18 - 19

Item 3.

Quantitative and Qualitative Disclosures

About  Market Risk

           19

Item 4T.

Controls and Procedures

           19

PART II

Item 1.

Legal Proceedings

20

Item 1A.

Risk Factors

20 - 21

Item 2.

Unregistered Sales of Equity Securities and

Use of Proceeds

21 - 22

Item 3.

Defaults Upon Senior Securities

22

Item 4.

Submission of Matters to a Vote of Security Holders

22

Item 5.

Other Information

22

Item 6.

Exhibits

22 - 29

PART 1. Item 1.  Financial Statements

FORMCAP CORP.

Page No.

Balance Sheets as at March 31, 2011 and December 31, 2010

       6

Statements of Operations for the three months ended March 31, 2011 and 2010 and for the period April 10, 1991(Inception) to

March 31, 2011

        7

Statements of Stockholders' Deficit

 8 - 10

Statements of Cash Flows for the three months ended

March 31, 2011 and 2010 and for the period from

April 10, 1991 (Inception) to March 31, 2011

                   11

Notes to Financial Statements

            12 - 17

FORMCAP CORP.
(Formerly: Gravitas International Inc.)
(an exploration stage company)
Balance Sheets (Unaudited)

ASSETS

	March 31,	December 31,
	2011	2010
	(Unaudited)
CURRENT ASSETS
Cash	$78	$168
Prepaid expenses	25,000	50,000

Total Current Assets	25,078	50,166

OIL AND GAS LEASE RIGHTS	250,000	250,000

TOTAL ASSETS	$275,078	$300,166

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable and accrued liabilities	$269,431	$225,813
Related party payables	473,476	404,106
Notes payable	23,025	70,425
Convertible notes payable, net of discount	460000	460000
Royalty and license fees payable	135,000	135,000

Total Current Liabilities	1,360,932	1,295,344

TOTAL LIABILITIES	1,360,932	1,295,344

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock, 50,000,000 shares authorized
at par value of $0.001, no shares issued and outstanding	-	-
Common stock, 200,000,000 shares authorized at par
value of $0.001; 45,788,607 and 44,438,607 shares
issued and outstanding, respectively	45,789	45,789
Stock subscription receivable	(17,000)	(17,000)
Additional paid-in capital	10,927,823	10,927,823
Deficit accumulated during the exploration stage	(12,042,466)	(11,951,790)

Total Stockholders' Equity (Deficit)	(1,085,854)	(995,178)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$275,078	$300,166

The accompanying notes are an integral part of these financial statements.

FORMCAP CORP.
(Formerly: Gravitas International, Inc.)
(An Exploration Stage Company)
Statements of Stockholders' Equity (Deficit)
(Unaudited)

	Common Shares	Common Amount	Stock Subscription Receivable	Additional Paid-In Capital	Deficit Accumulated During the Exploration Stage	Total Stockholders' Equity (Deficit)
Balance, December 31, 1991	-	$ -	$ -	$ -	$ -	$ -
Balance, December 31, 1992	-	-	-	-	-	-
Balance, December 31, 1993	-	-	-	-	-	-
Net loss for the year ended December 31, 1994	-	-	-	-	(5,000)	(5,000)
Balance, December 31, 1994	-	-	-	-	(5,000)	(5,000)
Balance, December 31, 1995	-	-	-	-	(5,000)	(5,000)
Balance, December 31, 1996	-	-	-	-	(5,000)	(5,000)
Balance, December 31, 1997	-	-	-	-	(5,000)	(5,000)
Common stock issued for services	334	-	-	5,000	-	5,000
Net loss for the year ended December 31, 1998	-	-	-	-	(33,441)	(33,441)
Balance, December 31, 1998	334	-	-	5,000	(38,441)	(33,441)
Preferred stock issued for cash at $0.01 per share	-	-	-	2,700	-	3,000
Common stock issued for cash	3,099	3	-	720,571	-	720,574
Net loss for the year ended December 31, 1999	-	-	-	-	(705,213)	(705,213)
Balance, December 31, 1999	3,433	3	-	728,271	(743,654)	(15,080)
Common stock issued for cash	2,683	3	-	780,191	-	780,194
Common stock issued for debt settlement	810	1	-	735,628	-	735,629
Common stock issued for services	104	-	-	115,000	-	115,000
Common shares subscribed	-	-	-	-	-	-
Net loss for the year ended December 31, 2000	-	-	-	-	(1,362,045)	(1,362,045)
Balance, December 31, 2007	160,498,607	160,499	(150,000)	6,324,653	(7,123,216)	(788,064)
Shares issued for cash at $0.01 per share	500,000	500	-	4,500	-	5,000
Net loss for the year ended December 31, 2008	-	-	-	-	(105,158)	(105,158)
Balance, December 31, 2008	160,998,607	160,999	(150,000)	6,329,153	(7,228,374)	(888,222)

FORMCAP CORP.
(FKA Gravitas International Inc.)
(Formerly: Gravitas International, Inc.)
(An Exploration Stage Company)
Statements of Stockholders' Equity (Deficit)
(Unaudited)

	Common		Stock Subscription Receivable	Additional Paid-In Capital	Deficit Accumulated During the Exploration Stage	Total Stockholders' Equity (Deficit)
	Shares	Amount				
Balance, December 31, 2008	160,998,607	$ 160,999	$ (150,000)	$ 6,329,153	$ (7,228,374)	$ (888,222)
Common stock issued for consulting services at $0.10 to $0.20 per share	2,800,000	2,800	-	297,200	-	300,000
Common stock issued for finder fees at $0.10 to $0.20 per share	580,000	580	-	173,420	-	174,000
Common stock issued for cash at $0.25 per share	60,000	60	-	14,940	-	15,000
Conversion of notes payable at $0.01 to $0.08 per share	13,000,000	13,000	-	3,546,999	-	3,559,999
Value of beneficial conversion feature of notes payable	-	-	-	60,000	-	60,000
Cancellation of common shares related to subscription receivable	(133,000,000)	(133,000)	133,000	-	-	-
Net loss for the year ended December 31, 2009	-	-	-	-	(3,625,831)	(3,625,831)
Balance, December 31, 2009	44,438,607	44,439	(17,000)	10,421,712	(10,854,205)	(405,054)
Common stock issued for services	1,000,000	1,000		169,000	-	170,000
Common stock issued as collateral on Leare Dev. Loan	250,000	250		12,250		12,500
Common stock issued on extension of Leare Dev. Loan to 31Oct2010	100,000	100		4,900		5,000
Value of beneficial conversion feature of notes payable	-	-	-	319,961	-	319,961
Net loss for the twelve months ended Decemebr 31, 2010					(1,097,586)	(1,097,586)
Balance, December 31, 2010	45,788,607	$ 45,789	$ (17,000)	$ 10,927,823	$ (11,951,791)	$ (995,179)
Net loss for the three months ended March 31, 2011					(90,675)	(90,675)
Balance, March 31, 2011	45,788,607	$ 45,789	$ (17,000)	$ 10,927,823	$ (12,042,466)	$ (1,085,854)

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at March 31, 2011 and 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2010 audited financial statements.  The results of operations for the periods ended March 31, 2011and 2010 are not necessarily indicative of the operating results for the full years.

NOTE 2:   ORGANIZATION AND DESCRIPTION OF BUSINESS

FormCap Corp. (the “Company” or “FormCap”) was incorporated in the State of Florida on April 10, 1991, under the name of Aarden-Bryn Enterprises, Inc. The Company become a foreign registrant in the State of Nevada on December 24, 1998, and became qualified to transact business in the State of Nevada.

Since its incorporation, the Company has changed its name several times. On August 27, 1998 the Company changed its name to Corbett’s Cool Clear WTAA, Inc., on September 24, 1999 to WTAA International, Inc., on December 6, 2001 to Gravitas International, Inc., and finally to its current name, FormCap Corp. on October 12, 2007.

On September 18, 2007, the Company merged the Florida jurisdiction and the Nevada jurisdiction into one Nevada jurisdiction.

NOTE 3:   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and are stated in US dollars. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

which have been made using careful judgment. Actual results may differ from these estimates.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reportable amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Exploration Stage Company

The Company is an exploration stage company. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception has been considered as part of the Company’s exploration stage activities.

Basic Earnings Per Share

The computation of basic earnings per share of common stock is based on the weighted average number of shares outstanding during the periods presented. The computation of fully diluted earnings per share includes common stock equivalents outstanding at the balance sheet date. The Company had no common stock equivalents outstanding as of March 31, 2011 and December 31, 2010, respectively. Basic earnings per share for the three months ended March 31, 2011 and 2010 are as follows:

	For the Three Months Ended March 31,
	2011	2010
Net loss applicable to common shareholders	$(90,675)	$(271,145)
Weighted average shares outstanding	45,788,607	44,710,829
Basic and diluted earnings per share	$(0.00)	$(0.01)

Stock Issued in Exchange for Services

The valuation of common stock issued in exchange for services is valued at an estimated fair market value as determined by the most readily determinable value of either the stock or services exchanged. Values of the stock are based upon other sales and issuances of the Company’s common stock within the same general time period.

Cash and Cash Equivalents

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

Cash equivalents are comprised of certain highly liquid investments with original maturities of three months or less when purchased.  The Company maintains its cash in bank deposit accounts which at times may exceed federally insured limits of $250,000.  The Company has not experienced any losses related to this concentration of risk. Deposits did not exceed insured limits during the three months ended March 31, 2011.

Long-Lived Assets

In accordance with ASC 360, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Oil and Gas Properties

In accordance with ASC 932, the Company follows the successful efforts method of accounting for its oil and gas activities.  Accordingly, the costs associated with developmental oil and gas properties are capitalized and recovered using units of production cost depletion method.  Exploratory cost, including the cost of exploratory dry holes and related geological and geophysical cost are charged as current expense.  In instances where the status of a well is indeterminable at the end of the year, it is the Company’s practice to capitalize these costs as oil and gas properties, until such time as the outcome of drilling becomes known to the Company. Wells cannot remain in a status of indeterminable for a period greater than twelve months.

Financial Instruments

For accounts receivable, accounts payable, accrued liabilities, current portion of long-term debt and long-term debt, the carrying amounts of these financial instruments approximates their fair value.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

Stock-based Compensation

ASC 718 “Stock Compensation” requires public companies to recognize the cost of employee services received in exchange for equity instruments, based on the grant-date fair value of those instruments, with limited exceptions. ASC 718 “Stock Compensation” also affects the pattern in which compensation cost is recognized, the accounting for

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

employee share purchase plans, and the accounting for income tax effects of share-based payment transactions. For small business filers, ASC 718 “Stock Compensation” is effective for interim or annual periods beginning after December 15, 2005. The Company adopted the guidance in ASC 718 “Stock Compensation” on October 1, 2007.

Foreign Currency Translation

The Company translates foreign currency transactions and balances to its reporting currency, United States Dollars, in accordance with ASC 830 “Foreign Currency Matters”. Monetary assets and liabilities are translated into the functional currency at the exchange rate in effect at the end of the year. Non-monetary assets and liabilities are translated at the exchange rate prevailing when the assets were acquired or the liabilities assumed. Revenue and expenses are translated at the rate approximating the rate of exchange on the transaction date. All exchange gains and losses are included in the determination of net income (loss) for the period.

Income Taxes

The Company applies ASC 740, which requires the asset and liability method of accounting for income taxes.  The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered.

The Company adopted ASC 740, at the beginning of fiscal year 2008. This interpretation requires recognition and measurement of uncertain tax positions using a “more-likely-than-not” approach, requiring the recognition and measurement of uncertain tax positions. The adoption of ASC 740 had no material impact on the Company’s financial statements.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position, or statements.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

NOTE 4 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

NOTE 4:   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 5 – RELATED PARTY PAYABLES

The Company from time to time has borrowed funds from or has received services from several individuals and corporations related to the Company for operating purposes. As of March 31, 2011 and December 31, 2010 the Company owed $473,476 and $404,106 respectively.  These amounts bear no interest, are not collateralized, and are due on demand.

NOTE 6 – CONVERTIBLE NOTES PAYABLE

On August 28, 2009, the Company signed a promissory note for $60,000.  The note bears interest at 12% per annum and is due along with the principle balance on October 30, 2009. The loan is subject to minimum interest of $1,200 if prepayment is made. The note is secured by 250,000 shares of the Company’s common stock held by a related party.  In connection with the loan, the Company agreed to a $5,000 loan processing fee to be paid in cash or 20,000 shares of the Company’s Common Stock.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

On October 29, 2009 the due date of the loan was extended to August 31, 2010.  In exchange for the extension, the Company agreed to amend the note and make it convertible into units at a price of $0.25 per unit.  Each unit is to consist of one common share and one share purchase warrant with an exercise price of $0.35 and a maturity of two years.

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that a beneficial conversion feature (BCF) existed as of October 29, 2009.  The Company calculated the value of the BCF using the intrinsic method as stipulated in ASC 470.

Based on the stock price on the day of commitment, the discount as agreed to in the note, and the number of convertible shares, and the value of the options included in the units, the BCF was valued at $42,000.

The Company used the Black-Scholes option pricing model to value the options included in the convertible units. Included in the assumptions of this calculation, the Company used a risk-free rate of 0.98% (based on the US Treasury note yield), two year maturity, volatility of 870.84% (based on the daily historical performance of the Company’s stock over two years from the commitment date), and a strike price of $0.35.

In accordance with ASC 470, the Company is amortizing the BCF over the one year term of the note.  However, on May 16, 2010 an addendum was signed to make the note convertible into units at a price of $0.10 per unit.  Each unit is to consist of one common share and one share purchase warrant with an exercise price of $0.15 and a maturity of two years.  As of May 16, 2010, the Company had recognized $27,314 of interest expense resulting in a carrying value of $6,039.

Due to the addendum, the Company revalued the BCF as of May 16, 2010 and based on the stock price on the day of commitment, the discount as agreed to in the note, and the number of convertible shares, and the value of the options included in the units, the BCF was valued at $24,000.

The Company used the Black-Scholes option pricing model to value the options included in the convertible units. Included in the assumptions of this calculation, the Company used a risk-free rate of 0.81% (based on the US Treasury note yield), two year maturity, volatility of 467.59% (based the daily historical performance of the Company’s stock over two years from the commitment date), and a strike price of $0.15.

In accordance with ASC 470, the Company is amortizing the BCF over the term of the extension.  As of December 31, 2010 the Company recognized a total of $51,314 of interest expense related to the convertible note.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

On July 20, 2010 the due date of the loan was extended to October 31, 2010.  Under the terms of the extension, the company replaced the collateral in the form of 250,000 common shares of the Company held by a related party, with equivalent shares issued from the Company and in addition the Company issued 100,000 common shares for the extension on the loan.

The Company is currently in default on the repayment of this loan, and a demand for the payment of the debenture has been made through the debenture holder’s legal counsel.  The Lender is currently in negotiation with the Company on the terms under which the loan will either be extended or converted into common shares.

On October 15, 2009, the Company signed a promissory note for $400,000.  The note bears interest at 12% per annum and is due along with the principle balance on April 15, 2010. The loan is subject to minimum interest of $12,000 if prepayment is made.  The minimum interest was prepaid and deducted from the gross proceeds of the note and is recorded as prepaid interest which in amortized over the life of the loan as interest expense.  The note is secured by a general security interest in the property of the Company.  In connection with the loan, the Company agreed to a $37,500 loan processing fee to be paid in cash or 150,000 shares of the Company’s Common Stock.  The processing fee has been recorded as a related party payable to a related party who helped facilitate the loan.

The lender shall be entitled to, at any time during the term of this Loan Agreement before repayment of the Principal Sum and by notice in writing to the Company, convert the outstanding Principal Sum to 400,000 units of the Company, each such unit consisting of one common share and one share purchase warrant with an exercise price of $0.35 and a maturity of two years.

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that no beneficial conversion feature (“BCF”) existed as of October 15, 2009

On April 15, 2010, an addendum was signed whereby the Company paid the Lender an extension fee of $10,000.00 on signing and a further $10,000 on the due date, October 15, 2010.  The loan conversion featured was also modified such that any outstanding principal sum is convertible into units at $0.10 each (maximum 4,000,000 units), each unit consisting of one fully paid common share and one share purchase warrant  exercisable within two years at $0.15 per share.

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that a beneficial conversion feature (BCF) existed as of April 15, 2010.  The Company calculated the value of the BCF using the intrinsic method as stipulated in ASC 470.  Based on the stock price on the day of commitment, the discount as agreed to in the note, and the number of convertible shares, and the value of the options included in the units, the BCF was valued at $320,000.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

The Company used the Black-Scholes option pricing model to value the options included in the convertible units. Included in the assumptions of this calculation, the Company used a risk-free rate of 1.04% (based on the US Treasury note yield), two year maturity, volatility of 456.07% (based on the historical performance of the Company’s stock), and a strike price of $0.15.

In accordance with ASC 470, the Company is amortizing the BCF over the term of the extension.  As of December 31, 2010 the Company has recognized $320,000 of interest expense related to the convertible note.

The Company defaulted on the repayment of both convertible loans.  On February 15, 2011, the Company entered into a settlement agreement with the convertible note holders, wherein the outstanding indebtedness the Company has with these note holders of $60,000 and $400,000 will be forgiven in full in exchange for all of the Company’s oil and gas lease rights.  By assignment the Company will exchange 100% of their working interest, all of the right, title and interest of FormCap in their oil and gas lease rights to the note holders.  FormCap will pay or cause to be paid all costs and expenses required in order to effect the foregoing assignment of the leases and the recording of the leases and the assignment thereof.  The final form of the settlement agreement and assignment of the mineral lease rights are under due process.

NOTE 7 – COMMON STOCK

The Company has two classes of stock authorized as of December 31, 2010.  The Company has 50,000,000 shares of preferred stock authorized with no shares outstanding as of December 31, 2010 and December 31, 2009, respectively.  The Company also has 200,000,000 shares of Common Stock authorized with 45,788,607 and 44,438,607 shares issued and outstanding as of December 31, 2010 and December 31, 2009 respectively.  During the year ended December 31, 2010, the Company issued new shares as follows:

On February 11, 2010 the Company issued 500,000 shares of Common Stock to a consultant as inducement under the terms of the Letter of Intent signed on February 5, 2010.

On August 5, 2010 the Company issued 250,000 shares of Common Stock to a lender under the terms of an extension of the due date of the related loan, to replace equivalent shares of the Company held by a related party as collateral.  Simultaneously, the Company also issued to the lender, 100,000 shares of Common Stock as consideration for the extension.

On October 27, 2010 the Company issued 500,000 shares of Common Stock to a consultant as bonus in relation to the Finders fee agreement dated July 12, 2009, regarding the Company’s investment in Oil and Gas Lease Rights.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855-10 Company management reviewed all material events through the date of this report and there are no additional subsequent events to report.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

Item 2.  Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with the financial statements and notes thereto and the other financial information included elsewhere in this report. Certain statements contained in this report, including, without limitation, statements containing the words “believes,” “anticipates,” “expects” and words of similar import, constitute “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks and uncertainties.  Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including our ability to create, sustain, manage or forecast our growth; our ability to attract and retain key personnel; changes in our business strategy or development plans; competition; business disruptions; adverse publicity; and international, national and local general economic and market conditions.

Overview

The Company does not currently engage in any business activities that provide cash flow. The Company is currently in the exploration stage.

On July 8, 2009, the Company had signed an option agreement with Morgan Creek Energy Corp. to acquire up to a 50% Working Interest (40.75% Net Revenue Interest) in Morgan Creeks’ approximately 13,000 acre entire Frio Draw Prospect located in Curry County, New Mexico. Under the terms of the agreement, FormCap is required to drill and complete two mutually defined targets on the acreage to earn its interest.

Following the initial two wells, Morgan Creeks’ management and land team will work with FormCap to establish additional targets on the Frio draw based on technical data and drill results. The two companies will jointly fund additional targets and have committed to a minimum five holes drill program in order to effectively test the Frio Draw.

On September 25, 2009, the Company has received a letter from Morgan Creek Energy Corp. terminating the Option Agreement between FormCap Corp. and Morgan Creek Energy Corp. on the Frio Draw Prospect in New Mexico.

On October 20, 2009, the company acquired 5,313 acres of oil and gas leases (“leases”), all with primary terms of five years initiated in June 2009. The leases, known as the Weber City Prospect, are located in Curry County, New Mexico, which lies on the eastern most side of New Mexico bordering the State of Texas. The Company had acquired a 100% working interest (80% Net Revenue Interest) from Atlas Larunas LLC for $250,000.

On February 15, 2011, the Company assigned all its rights in the leases to Rich Investments Ltd. (“Rich”) and Leare Developments Ltd. (“Leare”), under the terms of a

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

loans settlement agreement whereby Rich and Leare accepted the assignment of the leases in full and final satisfaction of the outstanding indebtedness of the Company to each of Rich and Leare.

Results of Operations for the quarters ended September 30, 2010 and 2009.

The operating results and cash flows are presented for the quarters ended March 31, 2011 and 2010 and for the period of inception to March 31, 2011.

Revenues. There was no revenue for the quarters ended March 31, 2011 and 2010..

Operating Expenses. For the quarter ended March 31, 2011, we had total operating expenses of $76,875 as compared to $226,630 for the quarter ended March 31, 2010.  This was accounted for mainly by the fair value of a block of common shares issued in March 2010 to induce the counter-party to sign a Oil & Gas Farm-in, Operating & Consulting Agreement with the Company.

Interest Expense.  The quarter ended March 31, 2011 had interest expense of $13,800, compared to $44,515 for three months ended March 31, 2010.  This was because of the amortization in the latter period, of the Beneficial Conversion Feature (“BCF”) of the Convertible Notes Payable.  As the BCF was completely amortized in 2010, there was no similar amortization expense in 2011.

Net Loss. The net loss for the quarter ended March 31, 2011 was $90,675 as compared to $271,145 for the quarter ended March 31, 2010.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

The Company does not hold any derivatives or investments that are subject to market risk. The carrying values of any financial instruments, approximate fair value as of those dates because of relatively short-term maturity of these instruments which eliminates any potential market risk associated with such instruments.

Item 4T.  Controls and Procedures.

As supervised by our board of directors and our principal executive and principal financial officers, management has established a system of disclosure controls and procedures and has evaluated the effectiveness of that system.  The system and its evaluation are reported on in the below Management's Annual Report on Internal Control over Financial Reporting.  Our principal executive and financial officer has concluded that our disclosure controls and procedures (as defined in the 1934 Securities Exchange Act Rule 13a-15(e)) as of December 31, 2010, are not effective, based on the evaluation of these controls and procedures required by paragraph (b) of Rule 13a-15.

Management's Annual Report on Internal Control over Financial Reporting

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Securities Exchange Act of 1934 (the "Exchange Act").  Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Item 4T.  Controls and Procedures (Continued)

Management assessed the effectiveness of internal control over financial reporting as of December 31, 2010. We carried out this assessment using the criteria of the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by our registered public accounting firm, pursuant to temporary rules of the Securities and Exchange Commission that permits us to provide only management's report in this annual report. Management concluded in this assessment that as of December 31, 2010, our internal control over financial reporting is not effective.

There have been no changes in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fourth quarter of our 2010 fiscal year that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

PART II

Item 1.  Legal Proceedings.

On May 21, 2009, the Company received a Writ of Summons from Robert D. Holmes Law Corporation and Terrence E. King Law Corporation, the “Plaintiffs” and William McKay, Jupiter Capital Ltd., Jupiter Capital Ventures, Inc., Barron Energy Corporation, Media Games Ltd., Brandgamz Marketing Inc., FormCap Corp. and Snap-Email, Inc., the “Defendants”. The claim against FormCap Corp. in the amount of $53,839.64 together with interest at the rate of 18% per annum thereon from and after October 1, 2007. On June 9, 2009, the Company’s related parties who took over the debt of the company as per the agreement dated November 7, 2006, have made a settlement with the “Plaintiffs” and have agreed to file a discontinuance of claims made against FormCap. On March 23, 2010, the company received document regarding notice of discontinuance of proceeding in the Supreme Court of British Columbia.

On February 15, 2011, the Company assigned all its rights in the leases to Rich Investments Ltd. (“Rich”) and Leare Developments Ltd. (“Leare”), under the terms of a loans settlement agreement whereby Rich and Leare accepted the assignment of the leases in full and final satisfaction of the outstanding indebtedness of the Company to each of Rich and Leare.

Item 1A. Risk Factors

AN INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE IN NATURE AND INVOLVES AN EXTREMELY HIGH DEGREE OF RISK.

There may be conflicts of interest between our management and our non-management stockholders.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. A conflict of interest may arise between our management’s own pecuniary interest and may at some point compromise its fiduciary duty to our stockholders. In addition, our officers and directors are currently involved with other blank check companies and conflicts in the pursuit of business combinations with such other blank check companies with which they and other members of our

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

management are, and may in the future be affiliated with, may arise. If we and the other blank check companies that our officers and directors are affiliated with desire to take advantage of the same opportunity, then those officers and directors that are affiliated with both companies would abstain from voting upon the opportunity. In the event of identical officers and directors, the officers and directors will arbitrarily determine the company that will be entitled to proceed with the proposed transaction.

As the Company has no recent operating history or revenue and there is a risk that we will be unable to continue as a going concern and consummate a business combination. We will, in all likelihood, sustain operating expenses without corresponding revenues, at

Item 1A. Risk Factors (Continued)

least until the consummation of a business combination. This may result in our incurring a net operating loss that will increase continuously until we can consummate a business combination with a profitable business opportunity. We cannot assure you that we can identify a suitable business opportunity and consummate a business combination.

THERE IS COMPETITION FOR THOSE PRIVATE COMPANIES SUITABLE FOR A MERGER TRANSACTION OF THE TYPE CONTEMPLATED BY MANAGEMENT.

The Company is in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination. We are and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures and acquisitions of small private and public entities. A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us. Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than we do, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. These competitive factors may reduce the likelihood of our identifying and consummating a successful business combination.

FUTURE SUCCESS IS HIGHLY DEPENDENT ON THE ABILITY OF MANAGEMENT TO LOCATE AND ATTRACT A SUITABLE ACQUISITION.

The nature of our operations is highly speculative and there is a consequent risk of loss of your investment. The success of our plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek business combination(s) with entities having established operating histories, we cannot assure you that we will be successful in locating candidates meeting that criterion. In the event we complete a business combination, the success of our operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond our control.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

OUR BUSINESS WILL HAVE NO REVENUES UNLESS AND UNTIL WE MERGE WITH OR ACQUIRE AN OPERATING BUSINESS.

We are a development stage company and have had no revenues from operations. We may not realized any revenues unless and until we successfully merge with or acquire an operating business.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

On March 3, 2009, the Company entered into an agreement to issued 400,000 restricted shares in accordance with Regulation 144 of the United States Securities Act at $0.10 per share with Black Hawk Financial, Inc. for an aggregate amount of $40,000 for consultation services provided to the Company.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds (Continued)

On March 3, 2009, 120,000,000 shares issued on October 16, 2007 on promissory notes were retired to treasury.

On May 11, 2009, 200,000 restricted shares issued on March 3, 2009, with Black Hawk Financial, Inc. were retired to treasury.

On July 1, 2009, the Company entered into an agreement to issued 2,000,000 restricted shares in accordance with Regulation 144 of the United States Securities Act at $0.10 per share with Duke Enterprises, LLC for an aggregate amount of $200,000 for consultation services provided to the Company.

On July 15, 2009, the Company entered into an agreement to issued 100,000 restricted shares in accordance with Regulation 144 of the United States Securities Act at $0.10 per share with Metropolis Acquisition Corporation for an aggregate amount of $10,000 for consultation services provided to the Company.

On July 15, 2009, the Company entered into an agreement to issued 500,000 restricted shares in accordance with Regulation 144 of the United States Securities Act at $0.10 per share with Jim D. Romano for an aggregate amount of $50,000 for consultation services provided to the Company.

On July 21, 2009, the Company approved the issuance of 5,000,000 shares at $0.01 per share to settle amounts of $50,000 of debt due to a debtor of the Company.

On July 31, 2009, 5,000,000 shares issued on October 16, 2007 on promissory notes were retired to treasury.

On October 16, 2009, 500,000 shares at $0.10 per share were issued to Calderan Ventures, Ltd. as finders fee as per the agreements dated October 5, 2009.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

On October 20, 2009, 80,000 shares at $0.10 per share were issued Tim Earle as finders fee as per the agreements dated October 5, 2009.

On October 21, 2009, the Company approved the issuance of 8,000,000 shares for the settlement of related party accounts of $614,743 which was due to several individuals and corporations related to the Company.

On October 22, 2009, 8,000,000 shares issued on October 16, 2007 on promissory notes were retired to treasury.

On December 15, 2009, 60,000 shares at $0.25 per share were issued for cash.

On February 11, 2010, 500,000 shares were issued to Norman J Mackenzie  for consulting services valued at $170,000.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds (Continued)

On July 20, 2010, 250,000 shares at $0.05 per share were issued to Leare Developments Ltd. as collateral for its Convertible Note Payable.

On July 20, 2010, 100,000 shares at $0.05 per share were issued to Leare Developments Ltd. as fee for extension of the repayment of its Convertible Note Payable.

On October 27, 2010, 500,000 shares at $0.04 per share were issued to Jim Romano as finders fee as per agreements dated July 21, and October 5, 2010.

Item 3. Defaults Upon Senior Securities.

Not Applicable.

Item 4. Submission of Matters to a Vote of Security Holders.

There were no matters submitted to a vote of security holders during the first quarter of 2011.

.

Item 5. Other Information.

None

Item 6.  Exhibits

31.1  Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

FORMCAP CORP.

(Formerly: Gravitas International, Inc.)

(An Exploration Stage Company)

Notes to Financial Statements

March 31, 2011 and December 31, 2010

31.2  Certification of the Chief Accounting Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

32.1 Certification of the Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

32.2 Certification of the Chief Accounting Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

SIGNATURES

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated:  April 20, 2011

FORMCAP CORP.

By: /S/ Graham Douglas

           Graham Douglas

   Chief Executive Officer & Director